                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2001 (JULY 25, 2001)


                             UNITED STATIONERS INC.
               (Exact name of Registrant as specified in charter)

           DELAWARE                      000-10653               36-3141189
 (State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

                          UNITED STATIONERS SUPPLY CO.
               (Exact name of Registrant as specified in charter)

           ILLINOIS                      33-59811                36-2431718
 (State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)


               2200 EAST GOLF ROAD
              DES PLAINES, ILLINOIS                          60016-1267
     (Address of Principal Executive Offices)                (Zip Code)


       Registrants' telephone number, including area code: (847) 699-5000


                                ---------------

             UNITED STATIONERS INC. AND UNITED STATIONERS SUPPLY CO.


ITEM 5. OTHER EVENTS

     Steven R. Schwarz has resigned as Executive Vice President and President of the Supply Division of United Stationers Inc. (the "Company") and of its wholly owned subsidiary, United Stationers Supply Co., effective July 20, 2001. His resignation was based on his desire to pursue other business interests. For the near term, his responsibilities will be assumed by Randall W. Larrimore, President and Chief Executive Officer of the Company.

ITEM 7. EXHIBITS

Exhibit 99
         Press release issued by the Company on July 20, 2001.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       United Stationers Inc.
                                       United Stationers Supply Co.


Dated:     July 25, 2001               By: /s/ Eileen A. Kamerick
                                           ----------------------------------
                                           Eileen A. Kamerick
                                           Executive Vice President and
                                           Chief Financial Officer